SECURITY AGREEMENT


     THIS AGREEMENT dated as of this 28th day of March, 1997, is between CAG Technologie Management Consultants Greifswald GMBH, a corporation formed and legally existing under the laws of the Federal Republic of Germany, having its principal offices at Koitenhager Landstrabe 17491 Greifswald (hereinafter "Grantor")

                                      and

     IDM  ENVIRONMENTAL  CORP., a New Jersey  corporation,  having its principal
office  located  at  396  Whitehead  Avenue,   South  River,  New  Jersey  08882
(hereinafter "Secured Party").

     WHEREAS, as of the date hereof Secured Party sold to Grantor certain equipment (the "Equipment") as specifically described in the sale agreement between Grantor and Secured Party (the "Sale Agreement");

     WHEREAS, Secured Party paid for the Equipment with a $600,000 cash payment at closing and delivery of a U.S. $5,400,000.00 promissory note (the "Note") made by Grantor in favor of Secured Party dated as of the date hereof;

     WHEREAS, one of the terms of the Note requires that the Grantor grant to Secured Party a security interest in the Equipment in order to secure its debt evidenced by the Note; and

     WHEREAS, the purpose of this Security Agreement is to comply with the terms of the Note and to grant to Secured Party a security interest in the Equipment.

     NOW THEREFORE, the Grantor and the Secured Party agree as follows:

     SECTION 1. OBLIGATIONS. The Grantor has entered into this Agreement with Secured Party to comply with the terms of the Note and to provide collateral security.

     SECTION 2. COLLATERAL. To secure the payment and performance of all obligations of Grantor set forth in this Agreement, the Note and the Sale Agreement whether presently existing or hereafter arising, together with all renewals, extensions and modifications thereof, the Grantor pledges and grants to Secured Party a first security interest in the Equipment set forth on
Schedule 1 attached hereto and made a part hereof.


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     2.2 LOCATION OF COLLATERAL.

     The Equipment is located at The Electrical Federal Commission of Mexico in Durango, Mexico and at The Electrical Federal Commission of Mexico in Merida, Mexico.

     SECTION 3. REPRESENTATIONS AND WARRANTIES Grantor represents and warrants to Secured Party that:

     3.1 Grantor is duly incorporated, validly existing and in good standing under the laws of the Federal Republic of Germany.

     3.2 The execution, delivery, and performance by Grantor of this Agreement has been duly authorized by all necessary corporate action and such action does not cause Grantor to be in default under any law, rule, regulation, order, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument.

     3.3 There is no pending or threatened action against or affecting Grantor which may materially adversely affect the ability of Grantor to perform its obligation under this Agreement.

     3.4 Grantor has filed all tax returns required to be filed and has paid all taxes, assessments and governmental charges and levies including interest and penalties.

     SECTION 4. GRANTOR'S AGREEMENTS.

     4.1 Grantor will not sell, exchange, lease or otherwise dispose of the Equipment except in the ordinary course of business, nor permit any lien or security interest therein, or a financing statement to be filed against the Equipment other than that of Secured Party.

     4.2 Grantor will maintain the Equipment in good condition and repair and preserve it against loss, damage or depreciation in value other than by reasonable wear.

     4.3 Grantor will maintain liability and risk insurance coverage on the Equipment against fire, theft and other casualty with financially solid and reputable insurance companies or associations in such amounts satisfactory to Secured Party, with loss to be payable to Secured Party and Grantor as their respective interest may appear. In the event of loss or damage, Grantor shall notify Secured Party in writing and promptly file proof of loss with the appropriate insurer. Any proceeds of such insurance received by Grantor shall be held in trust by Grantor for Secured Party and shall be paid to Secured Party.

     4.4 Grantor will pay, when due, all taxes, license fees and assessments relating to the Equipment or its use. 2


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     4.5 Grantor  authorizes Secured Party, if Grantor fails so to do, to do all things required of Grantor by Sections 4.2, 4.3 and 4.4 and charge all of its expenses to Grantor.

     4.6 Grantor will not remove the Equipment from the specified location(s) without the prior written consent of Secured Party and will permit Secured Party to inspect the Equipment and Grantor's books and records with respect thereto at any reasonable time.

     4.7 Grantor represents that it has not violated and will not violate as long as any obligation is outstanding under this Agreement, any local, state or federal environmental law, rule or regulation. Grantor shall notify Secured Party in the event of any notification, claim, communication, judgment or other involving the violation of Grantor of any environmental law, rule or regulation.

     SECTION 5. DEFAULT. The following occurrences shall constitute a default and Secured Party may declare all amounts payable under this Agreement, the Note and the Sale Agreement executed by the Grantor evidencing debt to Secured Party in connection therewith to be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Grantor:

     (i) Failure by Grantor to pay the principal or interest on the Note.

     (ii) Any representation or warranty made or deemed made by Grantor in this Agreement, the Note and Sale Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

     (iii) The Grantor shall fail to perform or observe any term, covenant or agreement contained herein or in the Note or Sale Agreement.

     (iv) Grantor shall make a general assignment for the benefit of creditors, or file a petition in bankruptcy, or become the subject of a bankruptcy proceeding, or shall have a receiver or trustee appointed for it or any of its properties.

     (v) If Grantor becomes insolvent or ceases to do business as a going concern.

     5.1 Each of the occurrences described in Sections (i) through (v) above are hereinafter referred to as an "Event of Default".


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     SECTION 6.  REMEDY ON  DEFAULT.  At any time after an Event of Default  and during the continuation thereof, Secured Party may declare all outstanding sums due under the Note and proceed with or without judicial process to take possession of all or any part of the Equipment. Secured Party may thereafter sell, assign, lease, transfer and deliver all, or any part of the Equipment at a private sale or public auction for cash, upon credit or otherwise at such prices and upon such terms as Secured Party may deem advisable and any requirement of reasonable notice to Grantor shall be met if notice is mailed, postage prepaid, to Grantor at the address set forth in the caption of this Agreement at least ten (10) days prior to the sale or other disposition and Secured Party may be the purchaser at any public sale of the Equipment free of any right of redemption, which right Grantor hereby waives.

     SECTION 7. MISCELLANEOUS PROVISIONS

     7.1 All the terms herein, and the rights, duties and remedies of the parties shall be governed by the law of the State of New Jersey, U.S.A.

     7.2 All of the benefit hereof shall inure to Secured Party, its successors and assigns, and the obligations shall be binding upon the Grantor, its successors and assigns.

     7.3 Secured Party shall not be deemed to have waived any of its rights under this or any other agreement or instrument signed by Grantor unless the waiver is in writing signed by Secured Party. No delay in exercising its rights shall be a waiver nor shall a waiver on one occasion operate as a waiver of such right on a future occasion.


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     7.4 Each demand,  notice or other communication shall be served or given by regular mail, courier or facsimile transmission addressed to the party at its address set forth herein or as changed by written notice to the other party or by personal service upon the party or its proper officer.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                CAG TECHNOLOGIE MANAGEMENT
                                CONSULTANTS GREISFWALD GMBH


                                By:  /s/ Alexander Lentes
                                   ---------------------------------------------
                                     Alexander Lentes, President


                                IDM ENVIRONMENTAL CORP.


                                By:  /s/ Joel Freedman
                                   ---------------------------------------------
                                     Joel Freedman, President


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